UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2010

YOUBLAST GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52363	74-2820999
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

81 Greene Street, 4th Floor
New York, New York 10012
(Address of principal executive offices) (zip code)

(212) 465-3428
 (Registrant's telephone number, including area code)

Copies to:
David J. Sorin, Esq.
Jedediah Ande, Esq.
SorinRoyerCooper LLC
Two Tower Center Blvd.
East Brunswick, NJ 08816
Phone: (732) 839-0400
Fax: (732) 393-1901

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 3, 2010, YouBlast Global, Inc., a Delaware corporation (the “Company”), appointed Warren C. Lau and Joseph Scharf to serve as directors of the Company’s board of directors.  On November 3, 2010, the Company increased the size of its board of directors from four directors to six directors and appointed Mr. Lau and Mr. Scharf to fill the newly created vacant positions of the board of directors.

Warren C. Lau is 57 years old and brings with him extensive corporate experience.  Mr. Lau served as the president, CEO and sole director of MetaStat, Inc., a biotechnology development company since its formation in 2008.  From September 2007 to 2008, Mr. Lau was the founder, president and director of BellairePharma, Inc.  In October 2005, Mr. Lau founded HoustonPharma, Inc., and served as its president, CEO and director until October 2007.  Mr. Lau also founded PharmaFrontiers Corp. in February 2003 and served as a director and as its president, CEO and treasurer until July 2004.  Mr. Lau founded Adventrx Pharmaceuticals, Inc. in 1996 and served as its president and CEO and as a director through November 2001.  Previously, Mr. Lau was a senior vice-president for international institutional sales at Josephthal, Lyon and Ross, a New York Stock Exchange member investment banking and brokerage firm, where he specialized in the placement of biotechnology issues.  Mr. Lau graduated from Southern Methodist University.

There is no family relationship between Mr. Lau and any other executive officer or director of the Company, or person nominated or chosen by the Company to become an executive officer or director.

Joseph Scharf is 50 years old and brings with him many years of experience in a broad range of corporate and transactional matters.  Mr. Scharf is currently CEO of Virgo Business Centers, a company that provides serviced office facilities in the New York metropolitan area.  Mr. Scharf has held this position since 1997.  Mr. Scharf holds a degree in Economics from Queens College.  Currently, he serves on the boards of numerous charitable organizations.

There is no family relationship between Mr. Scharf and any other executive officer or director of the Company, or person nominated or chosen by the Company to become an executive officer or director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBLAST GLOBAL, INC.

Dated: November 8, 2010	By:	/s/ Jeffrey Forster
Name: Jeffrey Forster
Title: Chief Executive Officer

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